General information	6 Months Ended
Dec. 31, 2024
General Information [Abstract]
General information	General information
The consolidated financial statements comprise of Vast Renewables Limited (formerly Vast Solar Pty Ltd) and the entities it controls. Unless the context requires otherwise, references in this report to “we,” “us,” “our,” “the Company,” or “Vast” mean Vast Renewables Limited and the entities it controls.
Vast is an Australian public company limited by shares incorporated on March 27, 2009. We are a leading renewable energy company that has developed concentrated solar power (CSP) systems to generate, store and dispatch carbon free, utility-scale electricity and industrial heat, and to enable the production of green fuels. Our unique approach to CSP utilizes a proprietary, modular sodium loop to efficiently capture and convert solar heat into these end products. Our vision is to provide continuous carbon-free energy globally by deploying our CSP technology and complementary technologies (e.g., intermittent solar PV and wind) to deliver renewable and dispatchable electricity, heat and storage on a continuous basis. We believe our CSP technology is capable of providing competitive, dispatchable and carbon-free power for on- and off-grid power generation applications, energy storage, process heat, and has the potential to unlock green fuels production.
Vast's registered office and principal place of business is as follows:
Level 7, Suite 02, 124 Walker Street
North Sydney
NSW 2060
With consummation of the SPAC Merger with Nabors Energy Transition Corp. (“NETC”) on December 18, 2023 (the “Closing Date”) as provided in note 20, this transaction is accounted for as a capital reorganization. The SPAC Merger, which is not within the scope of IFRS 3 as NETC does not meet the definition of a business in accordance with IFRS 3, is accounted for within the scope of IFRS 2. As such, the SPAC Merger was achieved with the Company issuing shares to NETC shareholders in exchange for the net liabilities of NETC ($11.2 million) as of the Closing Date, accompanied by a share recapitalization. The net liabilities of NETC are stated at historical cost, with no goodwill or other intangible assets recorded. Any excess of the fair value of the Company’s shares issued considering a fair value of the Vast Ordinary Shares of $11.99 per share (price of Vast Ordinary Shares at the Closing Date) over the fair value of NETC’s identifiable net liabilities acquired represents compensation for the service of a share exchange listing for its shares and is expensed as incurred (“share based listing expense”) and further details of share based listing expense is provided in note 20.
As a result of the SPAC Merger, NETC became a wholly-owned direct subsidiary of the Company. On December 19, 2023, the Ordinary Shares and public Vast Warrants commenced trading on the Nasdaq Stock Market, or “Nasdaq,” under the symbols “VSTE” and “VSTEW,” respectively.
The following table provides information relating to our directors and executive officers as of the date of approving these condensed financial statements.

Name	Age	Position
Craig Wood	46	Chief Executive Officer and Director
Marshall (Mark) D. Smith	64	Chief Financial Officer
Alec Waugh	58	General Counsel
Sue Opie	57	Chief People Officer
Chris Comyns	48	General Manager - Technologies
Lachlan Roberts	49	General Manager Project Development and Delivery
Peter Botten	68	Chairman
Colleen Calhoun	57	Director
Thomas Quinn	62	Director
William Restrepo	64	Director
Colin Richardson	63	Director
John Yearwood	64	Director